                                                                    EXHIBIT 99.4

CASE NAME:     KEVCO GP, INC.                                      ACCRUAL BASIS

CASE NUMBER:   401-40786-BJH-11

JUDGE:         BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
/s/ WILFORD W. SIMPSON                                          TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                           Title

WILFORD W. SIMPSON                                            JULY 18, 2002
---------------------------------------               --------------------------
Printed Name of Responsible Party                                  Date


PREPARER:

/s/ DENNIS S. FAULKNER                                   ACCOUNTANT FOR DEBTOR
---------------------------------------               --------------------------
Original Signature of Preparer                                   Title

DENNIS S. FAULKNER                                           JULY 18, 2002
---------------------------------------               --------------------------
Printed Name of Preparer                                          Date

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 1

CASE NUMBER:   401-40786-BJH-11

COMPARATIVE BALANCE SHEET

                                                                    SCHEDULED          MONTH            MONTH            MONTH
ASSETS                                                                AMOUNT          APR-02           MAY-02           JUN-02
------                                                              -----------     -----------      -----------      -----------
1.  Unrestricted Cash
2.  Restricted Cash
3.  Total Cash                                                                0               0                0                0
4.  Accounts Receivable (Net)
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses
8.  Other (Attach List)                                                       0               0                0                0
9.  Total Current Assets                                                      0               0                0                0
10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment                                           0               0                0                0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                          0               0                0                0
15. Other (Attach List)                                                 360,837         360,837          360,837          360,837
16. Total Assets                                                        360,837         360,837          360,837          360,837

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List)                                                                       0                0                0
23. Total Post Petition Liabilities                                                           0                0                0

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                          75,885,064      13,768,129       13,858,277       13,945,516
25. Priority Debt
26. Unsecured Debt
27. Other (Attach List)                                             128,815,071     128,791,803      128,791,803      128,791,803
28. Total Pre Petition Liabilities                                  204,700,135     142,559,932      142,650,080      142,737,319
29. Total Liabilities                                               204,700,135     142,559,932      142,650,080      142,737,319

EQUITY

30. Pre Petition Owners' Equity                                                    (204,339,298)    (204,339,298)    (204,339,298)
31. Post Petition Cumulative Profit Or (Loss)
32. Direct Charges To Equity (Attach Explanation )(FOOTNOTE)                         62,140,203       62,050,055       61,962,816
33. Total Equity                                                                   (142,199,095)    (142,289,243)    (142,376,482)
34. Total Liabilities and Equity                                                        360,837          360,837          360,837

This form  x  does     does not have related footnotes on Footnotes Supplement.
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



CASE NAME:     KEVCO GP, INC.                                    SUPPLEMENT TO

CASE NUMBER:   401-40786-BJH-11                                ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                  SCHEDULED          MONTH            MONTH             MONTH
ASSETS                                             AMOUNT           APR-02           MAY-02            JUN-02
------                                           -----------      -----------      -----------       -----------
A.
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                                0                0                0                 0

A.
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                                     0                0                0                 0

A.  Investment in Subsidiaries                       360,837          360,837          360,837           360,837
B.
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15                         360,837          360,837          360,837           360,837

POST PETITION LIABILITIES

A.
B.
C.
D.
E.
TOTAL OTHER POST PETITION
LIABILITIES - LINE 22                                                       0                0                 0

PRE PETITION LIABILITIES

A.  Interco.Payables (FOOTNOTE)                      315,071          291,803          291,803           291,803
B.  10 3/8% Senior Sub. Notes                    105,000,000      105,000,000      105,000,000       105,000,000
C.  Sr. Sub. Exchangeable Notes                   23,500,000       23,500,000       23,500,000        23,500,000
D.
E.
TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                            128,815,071      128,791,803      128,791,803       128,791,803

CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 2

CASE NUMBER:   401-40786-BJH-11


INCOME STATEMENT


                                                             MONTH              MONTH              MONTH            QUARTER
REVENUES                                                    APR-02             MAY-02             JUN-02             TOTAL
--------                                                    ------             ------             ------            -------
1.  Gross Revenues                                                                                                      0
2.  Less: Returns & Discounts                                                                                           0
3.  Net Revenue                                                0                  0                  0                  0

COST OF GOODS SOLD

4.  Material                                                                                                            0
5.  Direct Labor                                                                                                        0
6.  Direct Overhead                                                                                                     0
7.  Total Cost Of Goods Sold                                   0                  0                  0                  0
8.  Gross Profit                                               0                  0                  0                  0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                                                                      0
10. Selling & Marketing                                                                                                 0
11. General & Administrative                                                                                            0
12. Rent & Lease                                                                                                        0
13. Other (Attach List)                                                                                                 0
14. Total Operating Expenses                                   0                  0                  0                  0
15. Income Before Non-Operating
    Income & Expense                                           0                  0                  0                  0

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                                                                                     0
17. Non-Operating Expense (Att List)                                                                                    0
18. Interest Expense                                                                                                    0
19. Depreciation / Depletion                                                                                            0
20. Amortization                                                                                                        0
21. Other (Attach List)                                                                                                 0
22. Net Other Income & Expenses                                0                  0                  0                  0

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                   0
24. U.S. Trustee Fees                                                                                                   0
25. Other (Attach List)                                                                                                 0
26. Total Reorganization Expenses                              0                  0                  0                  0
27. Income Tax                                                                                                          0
28. Net Profit (Loss)                                          0                  0                  0                  0

This form     does  x   does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:    KEVCO GP, INC.                                   ACCRUAL BASIS - 3

CASE NUMBER:  401-40786-BJH-11

CASH RECEIPTS AND                                        MONTH            MONTH            MONTH            QUARTER
DISBURSEMENTS                                           APR-02            MAY-02           JUN-02            TOTAL
-------------                                           ------            ------           ------           -------
1.    Cash - Beginning Of Month                             0                0                0                  0

RECEIPTS FROM OPERATIONS

2.    Cash Sales                                                                                                 0

COLLECTION OF ACCOUNTS RECEIVABLE

3.    Pre Petition                                                                                               0
4.    Post Petition                                                                                              0
5.    Total Operating Receipts                              0                0                0                  0

NON-OPERATING RECEIPTS

6.    Loans & Advances (Attach List)                                                                             0
7.    Sale of Assets                                                                                             0
8.    Other (Attach List)                                                                                        0
9.    Total Non-Operating Receipts                          0                0                0                  0
10.   Total Receipts                                        0                0                0                  0
11.   Total Cash Available                                  0                0                0                  0

OPERATING DISBURSEMENTS

12.   Net Payroll                                                                                                0
13.   Payroll Taxes Paid                                                                                         0
14.   Sales, Use & Other Taxes Paid                                                                              0
15.   Secured / Rental / Leases                                                                                  0
16.   Utilities                                                                                                  0
17.   Insurance                                                                                                  0
18.   Inventory Purchases                                                                                        0
19.   Vehicle Expenses                                                                                           0
20.   Travel                                                                                                     0
21.   Entertainment                                                                                              0
22.   Repairs & Maintenance                                                                                      0
23.   Supplies                                                                                                   0
24.   Advertising                                                                                                0
25.   Other (Attach List)                                   0                0                0                  0
26.   Total Operating Disbursements                         0                0                0                  0

REORGANIZATION DISBURSEMENTS

27.   Professional Fees                                                                                          0
28.   U.S. Trustee Fees                                                                                          0
29.   Other (Attach List)                                   0                0                0                  0
30.   Total Reorganization Expenses                         0                0                0                  0
31.   Total Disbursements                                   0                0                0                  0
32.   Net Cash Flow                                         0                0                0                  0
33.   Cash - End of Month                                   0                0                0                  0

This form    does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:    KEVCO GP, INC.                                   ACCRUAL BASIS - 4

CASE NUMBER:  401-40786-BJH-11

                                                SCHEDULED             MONTH               MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                        AMOUNT               APR-02              MAY-02             JUN-02
-------------------------                       ---------             ------              ------             ------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                        0                    0                  0                  0
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)                        0                    0                  0                  0


AGING OF POST PETITION                                          MONTH:  June-02
TAXES AND PAYABLES                                                     ---------

                                   0 - 30             31 - 60            61 - 90              91 +
TAXES PAYABLE                       DAYS               DAYS                DAYS               DAYS            TOTAL
-------------                      ------             -------            -------              ----            -----
1.  Federal                                                                                                     0
2.  State                                                                                                       0
3.  Local                                                                                                       0
4.  Other (Attach List)              0                   0                   0                 0                0
5.  Total Taxes Payable              0                   0                   0                 0                0
6.  Accounts Payable                                                                                            0

                                                                MONTH:  June-02
                                                                       ---------
STATUS OF POST PETITION TAXES

                                      BEGINNING TAX       AMOUNT WITHHELD                                       ENDING TAX
FEDERAL                                LIABILITY*          AND/OR ACCRUED              (AMOUNT PAID)            LIABILITY
-------                               -------------       ---------------              -------------            ----------
1.  Withholding **                                                                                                  0
2.  FICA - Employee **                                                                                              0
3.  FICA - Employer **                                                                                              0
4.  Unemployment                                                                                                    0
5.  Income                                                                                                          0
6.  Other (Attach List)                      0                        0                      0                      0
7.  Total Federal Taxes                      0                        0                      0                      0

STATE AND LOCAL

8.  Withholding                                                                                                     0
9.  Sales                                                                                                           0
10. Excise                                                                                                          0
11. Unemployment                                                                                                    0
12. Real Property                                                                                                   0
13. Personal Property                                                                                               0
14. Other (Attach List)                      0                        0                      0                      0
15. Total State And Local                    0                        0                      0                      0
16. Total Taxes                              0                        0                      0                      0

 * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form     does  x  does not have related footnotes on Footnotes Supplement.
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


CASE NAME:    KEVCO GP, INC.                                   ACCRUAL BASIS - 5

CASE NUMBER:  401-40786-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                MONTH:  June-02
                                                                      ----------

BANK RECONCILIATIONS                            Account # 1             Account # 2
--------------------                            -----------             -----------
A.  BANK:                                                                                     Other Accounts               TOTAL
B.  ACCOUNT NUMBER:                                                                            (Attach List)
C.  PURPOSE (TYPE):
1.  Balance Per Bank Statement                                                                       0                       0
2.  Add: Total Deposits Not Credited                                                                 0                       0
3.  Subtract: Outstanding Checks                                                                     0                       0
4.  Other Reconciling Items                                                                          0                       0
5.  Month End Balance Per Books                      0                       0                       0                       0
6.  Number of Last Check Written


INVESTMENT ACCOUNTS

                                                   DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER                     OF PURCHASE        INSTRUMENT        PURCHASE PRICE           CURRENT VALUE
---------------------------                     -----------        ----------        --------------           -------------
7.

8.

9.

10. (Attach List)                                                                             0                       0

11. Total Investments                                                                         0                       0

CASH

12. Currency On Hand                                                                                                  0
13. Total Cash - End of Month                                                                                         0

This form     does  x  does not have related footnotes on Footnotes Supplement.
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



CASE NAME:     KEVCO GP, INC.                                  ACCRUAL BASIS - 6

CASE NUMBER:  401-40786-BJH-11
                                                               MONTH:    June-02
                                                                      ----------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                              TYPE OF           AMOUNT        TOTAL PAID
                   NAME                                       PAYMENT            PAID          TO DATE
                   ----                                       -------           ------        ----------
1.
2.
3.
4.
5.  (Attach List)                                                                  0              0
6.  Total Payments To Insiders                                                     0              0


                                  PROFESSIONALS

                                           DATE OF
                                          COURT ORDER                                                       TOTAL
                                          AUTHORIZING          AMOUNT           AMOUNT     TOTAL PAID      INCURRED
                   NAME                    PAYMENT            APPROVED           PAID       TO DATE       &  UNPAID*
                   ----                   -----------         --------          ------     ----------     ----------
1.
2.
3.
4.
5.  (Attach List)                                                  0              0              0              0
6.  Total Payments To Professionals                                0              0              0              0

     * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                           SCHEDULED         AMOUNTS           TOTAL
                                                            MONTHLY           PAID            UNPAID
                                                           PAYMENTS          DURING            POST
     NAME OF CREDITOR                                         DUE             MONTH          PETITION
     ----------------                                      ---------         -------        ----------
1.  Bank of America                                                             0           13,945,516
2.
3.
4.
5.  (Attach List)                                             0                 0                    0
6.  TOTAL                                                     0                 0           13,945,516

This form     does  x   does not have related footnotes on Footnotes Supplement.
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



CASE NAME:      KEVCO GP, INC.                                 ACCRUAL BASIS - 7

CASE NUMBER:    401-40786-BJH-11
                                                               MONTH:  June-02
                                                                     -----------
QUESTIONNAIRE

                                                                                                              YES      NO
                                                                                                              ---      --

1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?              X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                          X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                            X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                     X

5.  Have any Post Petition Loans been received by the debtor from any party?                                           X

6.  Are any Post Petition Payroll Taxes past due?                                                                      X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                      X

8.  Are any Post Petition Real Estate Taxes past due?                                                                  X

9.  Are any other Post Petition Taxes past due?                                                                        X

10. Are any amounts owed to Post Petition creditors delinquent?                                                        X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                 X

12. Are any wage payments past due?                                                                                    X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

INSURANCE

                                                                                                              YES      NO
                                                                                                              ---      --
1. Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?             X

2. Are all premium payments paid current?                                                                      X

3. Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

Debtor has no operations.

                              INSTALLMENT PAYMENTS

 TYPE OF POLICY                    CARRIER                    PERIOD COVERED           PAYMENT AMOUNT & FREQUENCY
 --------------                    -------                    --------------           --------------------------
General Liability          Aon Risk Services               3/1/02-9/1/02               Semi-Annual          $98,598
D&O Liability              Great American Insurance        11/1/2001-10/31/2004        Annual               $64,657


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



CASE NAME:    KEVCO GP, INC.                                FOOTNOTES SUPPLEMENT

CASE NUMBER:  401-40786-BJH-11                              ACCRUAL BASIS

                                                            MONTH:    June-02
                                                                    -----------

ACCRUAL
BASIS
FORM
NUMBER   LINE NUMBER   FOOTNOTE / EXPLANATION
------   -----------   ----------------------
  1            24      The direct charges to equity are due to the secured debt reductions pursuant to sales of
  1            32      Kevco Manufacturing, L.P.'s operating divisions, the asset sale of the South Region of
                       Kevco Distribution as well as direct cash payments. The secured debt owed to
                       Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11) has been guaranteed by all of its co-debtors (See Footnote 1,27A); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

  1           27A      Intercompany payables are to co-debtors Kevco Management Co. (Case No.
                       401-40788-BJH-11), Kevco Distribution, LP (Case No. 401-40789-BJH-11), Kevco
                       Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Holding, Inc. (Case No.
                       401-40785-BJH-11), Kevco, Inc. (Case No. 401-40783-BJH-11), DCM Delaware, Inc. (Case No.
                       401-40787-BJH-11), and Kevco Components, Inc. (Case No. 401-40790-BJH-11).